Exhibit 10.2

EXECUTION COPY

GUARANTEE AGREEMENT

dated as of

March 13, 2007

among

LEVEL 3 COMMUNICATIONS, INC.,

the Subsidiaries of LEVEL 3 COMMUNICATIONS, INC. identified herein,

and

MERRILL LYNCH CAPITAL CORPORATION,

as Agent

Schedule I – Subsidiary Guarantors

Exhibit A – Form of Supplement

ii

GUARANTEE AGREEMENT dated as of March 13, 2007 (this “Agreement”), among LEVEL 3 COMMUNICATIONS, INC., a Delaware corporation (“Level 3”), the Subsidiary Guarantors identified herein and MERRILL LYNCH CAPITAL CORPORATION, as administrative agent and collateral agent (in such capacity, the “Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of March 13, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Level 3 Financing, Inc. (the “Borrower”), Level 3, the lenders from time to time party thereto (the “Lenders”) and the Agent. The Lenders have agreed to extend credit to the Borrower pursuant to and upon the terms and conditions specified in the Credit Agreement. The obligations of the Lenders to extend such credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by Level 3 and the Subsidiary Guarantors. Level 3 and the Subsidiary Guarantors are affiliates of the Borrower, will derive substantial direct and indirect benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement (including the preamble and preliminary statement hereto) and not otherwise defined herein have the meanings set forth in the Credit Agreement.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Borrower” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Agent” has the meaning assigned to such term in the preamble of this Agreement.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantors” means Level 3 and the Subsidiary Guarantors.

“Obligations” has the meaning assigned to such term in the Credit Agreement.

“Secured Parties” means (a) the Lenders, (b) the Agent, (c) each counterparty to any Specified Hedging Agreement the obligations under which constitute Obligations, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the successors and assigns of each of the foregoing.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary of Level 3 that becomes a party to this Agreement as a Subsidiary Guarantor pursuant to Section 3.14 after the Effective Date.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment; Continuing Guarantee. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Secured Party in favor of the Borrower, any other Loan Party or any other Person. Each of the Guarantors agrees that its guarantee is continuing in nature and applies to all Obligations, whether currently existing or hereafter incurred.

SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 3.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration

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or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any extension or renewal of any of the Obligations, (iii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iv) the release of, or any impairment of or failure to perfect any Lien on or security interest in any security held by the Agent or any other Secured Party for the Obligations or any of them; (v) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (vi) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations) or which would impair or eliminate the right of any Guarantor to subrogation. Each Guarantor expressly authorizes the Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

( b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

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SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Secured Party may have at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Taxes. Each of the Guarantors agrees that the provisions of Section 2.11 of the Credit Agreement shall apply equally to such Guarantor with respect to payments made by it hereunder.

SECTION 2.08. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

ARTICLE III

Miscellaneous

SECTION 3.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

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SECTION 3.02. Guarantee Absolute. All rights of the Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any release or non-perfection of any Lien on any collateral, or any release or amendment or waiver of or consent under any departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Agreement.

SECTION 3.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding.

SECTION 3.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Loan Party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 3.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

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SECTION 3.06. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.07. Waivers; Amendment. (a) No failure or delay by the Agent or any other Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Level 3, the Borrower, the Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 3.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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SECTION 3.09. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 3.10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 3.04. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 3.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 3.12. Jurisdiction; Consent to Service of Process. (a) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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(c) Each of the Loan Parties hereby irrevocably consents to service of process in the manner provided for notices in Section 3.01. Nothing in this Agreement or any other Loan Document will affect the right of the Agent to serve process in any other manner permitted by law.

SECTION 3.13. Termination or Release. This Agreement and the Guarantees made herein shall terminate when all the Obligations (other than wholly contingent indemnification obligations) then due and owing have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement. This Agreement and the Guarantees made herein shall terminate as to any particular Guarantor under the circumstances, at the times and in the manner set forth in Section 6.07, 6.08, 6.10 or 9.14 of the Credit Agreement, as applicable.

SECTION 3.14. Additional Subsidiary Guarantors. Upon the execution and delivery by the Agent and any Subsidiary of Level 3 of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent or reduce the obligations of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary of Level 3 as a party to this Agreement.

SECTION 3.15. Right of Setoff. If an Event of Default shall have occurred and is continuing, each Lender and each other Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Secured to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Agreement held by such Lender or Secured Party, as the case may be, irrespective of whether or not such Lender or Secured, as the case may be, shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender or Secured Party, as the case may be, under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender or Secured Party, as the case may be, may have.

SECTION 3.16. Conflicts. In the event that there is a conflict between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

SECTION 3.17. Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder to the extent provided in Section 9.03 of the Credit Agreement; and (b) Without limitation of its indemnification obligations under the other Loan Documents, each Subsidiary Guarantor agrees to indemnify, on a joint and several basis, the Agent and the other Indemnitees to the same extent that Level 3 and the Borrower have agreed to indemnify such parties as set forth in Section 9.03(b) of the Credit Agreement. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the

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consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.07 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LEVEL 3 COMMUNICATIONS, INC.,

BTE EQUIPMENT, LLC,

BROADWING CORPORATION,

BROADWING FINANCIAL SERVICES, INC.,

LEVEL 3 ENHANCED SERVICES, LLC,

LEVEL 3 INTERNATIONAL, INC., and

WILTEL COMMUNICATIONS GROUP, LLC,

by	/s/ Neil J. Eckstein
Name:	Neil J. Eckstein
Title:	Assistant Secretary

MERRILL LYNCH CAPITAL CORPORATION, as Agent,

by	/s/ Arminee Bowler
Name:	Arminee Bowler
Title:	Vice President

LEVEL 3 FINANCING INC.

GUARANTEE AGREEMENT

Schedule I to the

Guarantee Agreement

Subsidiary Guarantors

BTE Equipment, LLC

Broadwing Corporation

Broadwing Financial Services, Inc.

Level 3 Enhanced Services, LLC

Level 3 International, Inc.

WilTel Communications Group, LLC

EXHIBIT A to the

Guarantee Agreement

SUPPLEMENT NO. [•] dated as of [•] , to the Guarantee Agreement dated as of March 13, 2007, (the “Guarantee Agreement”) among LEVEL 3 COMMUNICATIONS, INC. (“Level 3”), each of the subsidiaries listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor”, and collectively the “Subsidiary Guarantors”) of Level 3 ), and MERRILL LYNCH CAPITAL CORPORATION, as administrative agent and collateral agent (the “Agent”).

A. Reference is made to (a) the Credit Agreement dated as of March 13, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Level 3 Financing, Inc. (the “Borrower”), Level 3, the lenders from time to time party thereto (the “Lenders”) and the Agent and (b) the Guarantee Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and Guarantee Agreement, as applicable.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans. Section 3.14 of the Guarantee Agreement provides that additional Subsidiaries of Level 3 may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Level 3 (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement.

Accordingly, the Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 3.14 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 3.01 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it in care of the Borrower.

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IN WITNESS WHEREOF, the New Guarantor and the Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[Name of New Guarantor],

by:
Name:
Title:
Address:

MERRILL LYNCH CAPITAL CORPORATION, as Agent,

by:
Name:
Title:

SUPPLEMENT NO. [•] TO

LEVEL 3 FINANCING INC.

GUARANTEE AGREEMENT